UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 6, 2013
LDR HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
_____________________

DELAWARE (State or Other Jurisdiction of Incorporation)	001-36095 (Commission File Number)	20-3933262 (I.R.S. Employer Identification No.)
13785 Research Boulevard, Suite 200 Austin, Texas 78750 (Address of Principal Executive Offices)		78750 (Zip Code)
Registrant’s telephone number including area code: (512) 344-3333
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01    Regulation FD Disclosure.
LDR Holding Corporation previously announced it received FDA approval for one and two-level applications of its cervical disc replacement, Mobi-C. Attached to this filing are LDR’s brochures summarizing the 24-month clinical data from the two concurrent pivotal clinical trials for each of one-level (Exhibit 99.1) and two-level (Exhibit 99.2) investigational device exemption studies. In addition, attached are graphs which include data on the results of the studies at 36 and 48 months (Exhibit 99.3), some of which was presented at the North American Spine Society Conference in October, 2013 as set forth in our Press Release dated October 25, 2013.
The information in Item 7.01 of this Current Report on Form 8-K, including the related exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits

Exhibit Number	Description

99.1	LDR brochure summarizing the 24-month clinical data from the Mobi-C one-level investigational device exemption study.

99.2	LDR brochure summarizing the 24-month clinical data from the Mobi-C two-level investigational device exemption study.

99.3	Graphs with additional data from the Mobi-C one and two-level investigational device exemption studies for 36 and 48 months.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LDR HOLDING CORPORATION

By:	/s/ Scott Way
Name:	Scott Way
Title:	Executive Vice President, General Counsel, Compliance Officer and Secretary
Dated:    November 6, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	LDR brochure summarizing the 24-month clinical data from the Mobi-C one-level investigational device exemption study.

99.2	LDR brochure summarizing the 24-month clinical data from the Mobi-C two-level investigational device exemption study.

99.3	Graphs with additional data from the Mobi-C one and two-level investigational device exemption studies for 36 and 48 months.